UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2021

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Dr.

Post Office Box 98510

Las Vegas, Nevada

(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2021, the Board of Directors (the “Board”) of Southwest Gas Holdings, Inc. (the “Company”) increased the size of the Board by two directors, from 10 directors to 12 directors, and appointed E. Renae Conley and Carlos A. Ruisanchez to fill the vacancies created by the increased size of the Board, in each case, effective January 1, 2022. The Board affirmatively determined that both Ms. Conley and Mr. Ruisanchez qualify as independent directors within the meaning of the New York Stock Exchange listing standards. Ms. Conley and Mr. Ruisanchez have not been appointed to any committees of the Board at this time.

Since 2014, Ms. Conley has served as CEO of ER Solutions, LLC, an energy consulting firm. Ms. Conley previously served from 2010-2013 as EVP, Human Resources and Administration, and Chief Diversity Officer of Entergy Corporation. She also previously served as Chairman, President and CEO of Entergy Louisiana and Gulf States Louisiana where she played a key role leading utility restoration effort in Louisiana in the wake of several major hurricanes, including Katrina. Prior to joining Entergy, Ms. Conley worked for eighteen years for PSI Energy/Cinergy Corporation, where she held a variety of positions including President of Cincinnati Gas and Electric.

Ms. Conley currently serves as a director of US Ecology, Inc., where she is chairperson of the compensation committee and a member of the corporate responsibility and risk committee, PNM Resources, Inc., where she is chairperson of the compensation and human resources committee and a member of the audit & ethics committee, and The Indiana Toll Road Concession LLC, where she is chair of the audit committee. Ms. Conley also serves on the Ball State University Board of Trustees and is chair of the board, and serves on the Ball State University Foundation.

Mr. Ruisanchez is the co-founder of Sorelle Capital, Sorelle Entertainment and Sorelle Hospitality, a series of firms focused on investing in and helping grow companies with entrepreneurs in hospitality sectors and related real estate ventures. Prior to Sorelle, he served as President & Chief Financial Officer of Pinnacle Entertainment, Inc., a leading regional gaming entertainment company, until its sale in October 2018. Carlos joined Pinnacle Entertainment, Inc in August 2008 as Executive Vice President, Strategic Planning and Development before becoming Chief Financial Officer in 2011 and President & Chief Financial Officer in 2013. Prior to joining Pinnacle, Carlos worked at the investment banking firm Bear, Stearns & Co. from 1997 through 2008. He served as Senior Managing Director responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships.

Mr. Ruisanchez is a member of the Board of Directors of Cedar Fair L.P., where is a member of the compensation and audit committees, and he previously served on the Board of Pinnacle Entertainment, Inc.

Ms. Conley’s and Mr. Ruisanchez’s compensation as directors will be consistent with the compensation policies applicable to the Company’s other independent directors. The Company will enter into indemnification agreements with Ms. Conley and Mr. Ruisanchez in connection with their appointments to the Board, which will be in substantially the same form as those entered into with the other directors of the Company. Neither Ms. Conley, Mr. Ruisanchez nor any member of their immediate families has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

On November 5, 2021, Michael J. Melarkey and Stephen C. Comer each informed the Board of their decisions not to stand for reelection at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”). Messrs. Melarkey and Comer will continue as directors until the time of the Annual Meeting. Messrs. Melarkey and Comer have attained the retirement age as specified in the Company’s Corporate Governance Guidelines. In connection with the resignations by Messrs. Melarkey and Comer, the number of directors will be decreased by two directors, from 12 to 10, effective immediately prior to the Annual Meeting. Neither Mr. Melarkey’s resignation nor Mr. Comer’s resignation involved any disagreement on any matter relating to the Company’s operations, policies or practices. Effective at the time of the Annual Meeting, upon the effectiveness of Mr. Melarkey’s resignation, Robert L. Boughner, a current Board member, will replace Mr. Melarkey as Chair of the Board. Mr. Melarkey will continue to serve on the Compensation and Nominating and Corporate Governance committees of the Board until the effective time of his resignation. Mr. Comer will continue to serve on the Compensation Committee and the Audit Committee of the Board until the effective time of his resignation.

Item 7.01.	Regulation FD Disclosure

On November 9, 2021, the Company issued a press release announcing the changes to the Board described under Item 5.02 above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On November 9, 2021, the Company issued a press release announcing that the Board has recommended that the Company’s stockholders reject the previously announced unsolicited tender offer to purchase any and all of the Company’s outstanding shares of common stock for $75 per share, being made by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P. (the “Tender Offer”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Also on November 9, 2021, (i) the Company held its quarterly earnings call; (ii) the Company made a presentation available to investors that was discussed on the earnings call; and (iii) the Company sent a set of frequently asked questions related to the Tender Offer and the Board’s recommendation to its employees. Copies of the investor presentation and the frequently asked questions for employees are attached to this Current Report on Form 8-K as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 9, 2021 with respect to changes to the Company’s Board of Directors

99.2	Press Release, dated November 9, 2021, with respect to the Board of Director’s recommendation regarding the pending tender offer

99.3	Investor Presentation

99.4	Frequently Asked Questions for Employees

104	Cover Page formatted in Inline XBRL.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with Annual Meeting. In connection with the Annual Meeting, the Company will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the proxy statement. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.swgasholdings.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which Southwest Gas Holdings, Inc. (the “Company,” “Southwest Gas Holdings,” “SWX,” or “we”) operates, and the matters described in this press release. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management.    A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, future earnings trends, seasonal patterns, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, pension costs, COLI results, and capital expenditures of the natural gas segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, operating income as a percentage of revenues, interest expense, and noncontrolling interest amounts will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans related thereto, such as that currently planned in regard to Riggs Distler & Company, Inc. and the pending acquisition of Dominion Energy Questar Pipeline, LLC and related entities (the “Questar Pipeline Group”). Additional risks include the occurrence of any event, change or other circumstances that could give rise to the termination of the Sale and Purchase Agreement by and between Dominion Energy Questar Corporation and the Company (the “Questar Purchase Agreement”), the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Questar Purchase Agreement, risks that the proposed transaction disrupts current plans and operations, the risks related to the ability of the Company to integrate the Questar Pipeline Group, the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of certain financings that will be obtained for the transaction, potential negative impacts to the Company’s credit ratings as a result of the transaction, the disruption to the Company’s stock price and the costs, fees, expenses and charges related to, and the distraction of management’s attention in connection with, any proxy contest or other stockholder related or similar matters, as well as other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2021 and September 30, 2021 and in future filings with the SEC. All forward-looking statements speak only as of the date of this press release. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are qualified by the cautionary statements in this section. The Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Karen S. Haller
Date: November 9, 2021	Karen S. Haller
Executive Vice President/Chief Legal and Administrative Officer